Written Consent of Directors to Organize
                          RealDarts International, Inc.



The directors hereby take the following actions by unanimous written consent to organize this Delaware corporation:

     1. Incorporation. The Corporation's articles of incorporation (certificate of incorporation) are approved and ratified.


     2. Officers. The following persons are appointed to the offices set forth opposite their names to serve until their successors are appointed:

President             J. Paul Hines

Secretary

Treasurer


     3. Bylaws. The Bylaws contained in the Corporate Records binder are adopted and approved.


     4. Stock Certificates. The stock certificates contained in the Corporate Records binder are approved as the form to be used in issuing shares in the Corporation.

     5. Bank Account. The officers are directed to open an account with a bank or other financial institution and to deposit in that account all funds of the Corporation. All resolutions required to open an account in accordance with this paragraph are adopted as the action of the Board of Directors.

     6. Organizational and Start-up Expenditures. The officers of the Corporation are authorized to elect to amortize organizational and qualified start-up expenditures in accordance with Sections 248 and 195 of the Internal Revenue Code, as amended.

     7. Approval of Prior Actions. All lawful actions by the incorporator and its representatives that were taken on behalf of the Corporation prior to the effective date of this written consent are approved.

     8. Shares. For the consideration determined by the Board of Directors to be adequate, the Corporation will issue to each shareholder named below a stock certificate for the number of shares and class of stock stated below:

Shares             Class of Stock              Shareholder
-----------------------------------------------------------


               See Transfer agents list



     The undersigned, constituting the Corporation's entire Board of Directors, executed this written consent effective as of the 1st day of June 2000.

/s/ J. Paul Hines
    J. Paul Hines

                       Written Consent of Incorporator to
                          Elect Board of Directors for
                          RealDarts International, Inc.

The undersigned incorporator hereby elects the following person(s) to serve on the Board of Directors for this Delaware corporation:

J. Paul Hines







The Board of Directors shall complete the organization of the Corporation by appointing officers, issuing shares, opening bank accounts and taking such her actions as determined by the Board of Directors.

/s/ Andreas M. Kelly
    Corporate Creations International Inc.
    Andreas M. Kelly Vice President

Date: June 2, 2000



(SEAL)
STATE OF FLORIDA
COUNTY MIAMI-DADE

The foregoing instrument was acknowledged before me this 2 day of June 2000 by the above named signatory, who is personally known to me or who produced a drivers license or passport as identification and who did take an oath.

(SEAL)
NOTARY PUBLIC STATE OF FLORIDA
Luis A. Uriarte
COMMISSION # CC581388
EXPIRES SEP 02,2000
BONDED THROUGH
ATLANTIC BONDING CO., INC.

/s/ Luis A. Uriarte
Signature of Notary Public

           RESOLUTION OF APPOINTMENT AS TRANSFER AGENT AND REGISTRAR

Name of Corporation:     RealDarts International, Inc.

RESOLVED, that OLDE MONMOUTH STOCK TRANSFER CO., INC. is hereby appointed as Transfer Agent and Registrar for the shares of stock of this Corporation set forth below, to act in accordance with its general practice and with the procedures set forth in the pamphlet submitted to this meeting entitled, "Olde Monmouth Stock Transfer Co., Inc. Documentation, Regulations and Procedures for the Transfer and Registration of Stock and the Disbursement of Dividends II , which pamphlet the Secretary is directed to mark for identification and file with the records of the Corporation.


Class of Stock      Shares Authorized        Shares           Shares Covered By
and Par Value           By Charter        Outstanding          This Appointment


  Common               50,000,000          17,950,000              All



I, the undersigned, Secretary of the above named Corporation DO HEREBY CERTIFY that the foregoing is a true copy of a Resolution duly adopted by the Board of Directors of said Corporation at a meeting thereof on December 15, 1999, at which a quorum was present and voted, and that said Resolution is still in force and effect;

AND I DO FURTHER CERTIFY:

The  shares  covered  by  this  appointment,  as  set  forth  in  the  foregoing
Resolution, include shares reserved for the original issuance as follows (if none, so state)

NATURE OF RESERVE                                        NUMBER OF SHARES

N.A.


(CORPORATE SEAL)

                                              Secretary  /s/ J. Paul Hines
                                                             J. Paul Hines

             RESOLUTION OF APPOINTMENT AS DIVIDEND DISBURSING AGENT

NAME OF CORPORATION:     RealDarts International, Inc.

RESOLVED, that Olde Monmouth Stock Transfer Co., Inc. (hereinafter called the "Agent") be and it hereby is appointed Dividend Disbursing Agent of this Corporation for the purposes of disbursing dividends declared by this Board of Directors on the stock of this Corporation for which the Agent acts as Transfer Agent, each such dividend to be disbursed by the Agent upon receipt of, and in accordance with, written notice of such declaration from any officer of this Corporation, and upon deposit of funds sufficient to pay such dividend at least three days before such dividend payment date; and be it further

RESOLVED, that funds deposited with the Agent pursuant to the foregoing resolution shall be general funds of the Corporation held by the Agent solely as Agent for this Corporation and subject to further resolutions of this Board which may from time to time be adopted and duly lodged with the Agent, and not trust funds for stockholders to whom any such dividend shall be payable, provided, however, that the Agent shall hold at all times that portion of the funds so deposited which shall be equal to the sum of all outstanding checks issued by the Agent pursuant to the foregoing resolution; and be it further

RESOLVED, that any funds deposited by this Corporation for the payment of a dividend which remain unclaimed by the persons entitled thereto at the end of six years from the .payment date of such dividend shall, upon written request from any officer of this Corporation, be returned by the Agent to this Corporation, to be held by this Corporation for the same purpose as if held by the Agent, and thereafter any person entitled to payment out of said funds shall look only to this Corporation for payment thereof, provide, however, that the Agent shall hold at all times that portion of the funds so deposited which shall be equal to the sum of all outstanding checks issued by the Agent pursuant to a dividend resolution; and be it further

RESOLVED, that the Agent be and it is hereby authorized to prepare, on behalf of the Corporation, and to file with the Bureau of Internal Revenue information returns required by the Internal Revenue Code with respect to the payment of dividends.

I, the undersigned, Secretary of the above-named Corporation, DO HEREBY CERTIFY that the foregoing is a true copy of resolutions duly adopted by the Board of Directors of said Corporation at a meeting thereof held on Dec. 15, 1999, at which a quorum was present and voted, and that said resolutions are still in full force and effect.

WITNESS my hand and the seal of the Corporation, this  15th day of December 1999

(CORPORATE SEAL)

                                       Secretary /s/ J. Paul Hines
                                                     J. Paul Hines

                     Olde Monmouth Stock Transfer Co., Inc.
                           NEW APPOINTMENT INFORMATION



DATE OF APPOINTMENT:     December 15th 1999

FULL CORPORATE NAME:     RealDarts International, Inc.

MAILING ADDRESS:         As per Notice


TEL NUMBER:              416 481 9333
FAX NUMBER:

CONTACT NAME(S):         Paul Hines
                         Lucy Harris

STATE OF INCORPORATION:  Delaware
DATE OF INCORPORATION:   May 31, 2000
SEC FILE NUMBER:         52 22430408

SEC ATTORNEY:            Mark Lehman

ADDRESS:



TEL NUMBER:
FAX NUMBER:


    SECURITY     PAR     CUSIP     AUTHORIZED    ISSUED    RESERVED    TRADING
     CLASS      VALUE    NUMBER      SHARES      SHARES     SHARES      SYMBOL

(1)  Common    .001               50,000,000   17,950,000   none
(2)
(3)
(4)
(5)

          THE FOLLOWING ARE THE AUTHORIZED AND SPECIMEN SIGNATURES OF

CORPORATION:  RealDarts International, Inc.

ADDRESS:      As Per File

NAME (type)                        TITLE                        SIGNATURE


                                   CHAIRMAN
J. Paul Hines                      PRESIDENT                   /s/ J. Paul Hines
                                   VICE PRESIDENT
                                   VICE PRESIDENT
                                   TREASURER
                                   ASST. TREASURER
J. Paul Hines                      SECRETARY                   /s/ J. Paul Hines
L. Harris                          ASST.SECRETARY              /s/ Lucy Harris


I, J. PAUL Hines SECRETARY OF RealDarts International, Inc. DO HEREBY CERTIFY THAT THE ABOVE SIGNATURES ARE TRUE SPECIMENS OF THE SIGNATURES OF THE OFFICERS OF THE CORPORATION WHO NOW HOLD THE OFFICES SET FORTH OPPOSITE THEIR RESPECTIVE NAMES.
                                               DATED:  June 13, 2000

(CORPORATE SEAL)

                                               SECRETARY: /s/ J. Paul Hines
                                                              J. Paul Hines

            Signatures on the certificates are to be Hines & Harris

                       CERTIFICATE ORDER INFORMATION SHEET

CORPORATE NAME:             RealDarts International, Inc

STATE OF INCORPORATION:     delaware

YEAR OF INCORPORATION:      2000

PAR VALUE:                  $ .001

CUSIP NUMBER:               To be obtained

TRADING SYMBOL:             (optional)

BORDER COLOR:               RED/BLUE/GREEN/BROWN/
                            PURPLE/ORANGE     Green

QUANTITIES:                 2,000 minimum order

STARTING NUMBER/PREFIX:     A

SIGNATURES ATTACHED:        Sample signatures of both
                            Pres. & Secy needed

PRINTING COSTS:             Type Setting   - $
                            Printing/l,OOO - $

                              INFORMATION STATEMENT
                             (Abbreviated Form 211 )

                          RealDarts International, Inc.

                            Pursuant to Rule 15c2-11
                         Securities Exchange Act of 1934

ITEM 1: THE EXACT NAME OF THE ISSUER AND ITS PREDECESSORS:

          Issuer:                   RealDarts International, Inc.
          Predecessors:             None

ITEM 2: THE ADDRESS OF ITS PRINCIPAL EXECUTIVE OFFICE:

          The address of its Executive Office is:

                                     205 Worth Ave
                                     Suite 201,
                                     Palm Beach, FL, 33480

ITEM 3: THE STATE AND DATE OF INCORPORATION:

           Incorporated in the State of Delaware effective May 31 2000.

ITEM 4: THE EXACT TITLE AND CLASS OF THE SECURITY:

           Common Shares, 50,000,000 Authorized

ITEM 5: THE PAR VALUE OF THE SECURITY:

            $.001

ITEM 6: THE NUMBER OF SHARES CURRENTLY OUTSTANDING AND THE NUMBER OF SHARES OUTSTANDING AS AT THE END OF THE FISCAL YEAR:

            17,950,000 shares
            17,950,000 shares

ITEM 7: THE NAME AND ADDRESS OF THE TRANSFER AGENT:

            Olde Monmouth Stock Transfer Co., Inc.
            77 Memorial Parkway
            Atlantic Highlands, NJ 0774

ITEM 8: THE NATURE OF THE ISSUERS BUSINESS:

            The Company has developed technology allowing dart players to use steel tip darts on a circular dart board that has a device built in that automatically records the player score.

ITEM 9: THE NATURE OF THE PRODUCT OR SERVICES OFFERED:

            The Company intends to manufacture the above device and sell the RealDarts product to pubs and dart playing locations together with a unit that is for home use. Each unit consists of the dart board, the board backing plate, computerized scoring systems and totalizers. The RealDarts system is fully integrated. The system is patented and ready for manufacture and sales

ITEM 10: THE NATURE AND EXTENT OF THE ISSUERS FACILITIES:

            The Company has an administration office in St. Catharines, Ontario at the following address:

                  55 King Street, Suite 400,
                  St. Catharines, ON, L2R 3H5

ITEM 11: THE NAMES OF THE CHIEF EXECUTIVE OFFICERS AND DIRECTORS:

                  Paul Hines                      President

ITEM 12: THE ISSUERS MOST RECENT BALANCE SHEET, PROFIT LOSS AND RETAINED EARNINGS STATEMENTS:

             The Company has no business activity

ITEM 13: SIMILAR FINANCIAL INFORMATION FOR SUCH PART OF TWO PRECEDING FISCAL YEARS AS THE ISSUER OR ITS PREDECESSOR HAS BEEN IN EXISTENCE:

             The Company had no business activity.

ITEM 14: WHETHER ANY BROKER-DEALER OR ASSOCIATED PERSONS ARE AFFILIATED DIRECTLY OR INDIRECTLY WITH THE ISSUER:

             Any Broker-Dealer submitting quotations with respect to the Common Stock of the Issuer is not affiliated directly with the Issuer.

ITEM 15: WHETHER THE QUOTATIONS ARE BEING PUBLISHED OR SUBMITTED ON BEHALF OF ANY OTHER BROKER OR DEALER AND IF SO. THE NAME OF SUCH BROKER OR
         DEALER:

             National Capital LLC. Oklahoma City

ITEM 16: WHETHER THE QUOTATIONS ARE BEING PUBLISHED OR SUBMITTED ON BEHALF OF THE ISSUER OR A DIRECTOR/OFFICER OR ANY PERSON DIRECTLY OR INDIRECTLY THE BENEFICIAL OWNER OF MORE THAN 10% OF THE OUTSTANDING UNITS OR SHARES OF ANY EQUITY SECURITY OF THE ISSUER:

             To the best of the Issuers knowledge, information, and belief, quotations with respect to the Issuers stock are not being submitted or published, directly or indirectly, on behalf of the Issuer or a director, officer, or beneficial owner of more than 10% of any class of its issued and outstanding securities.

         The foregoing and attached material and exhibits, is being furnished for and will be freely available to securities broker-dealers who may rely on it in inserting quotations concerning the common stock of Interact Technologies Inc.

Dated: June 13, 2000

RealDarts International, Inc.

(SEAL)

/s/ J. Paul Hines
    J. Paul Hines
    On Behalf of the Board.